Exhibit 10 (iv)

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 16, 2007, by and among the following: (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the “Company”); (ii) the Subsidiary Guarantors, as defined in the Credit Agreement referred to below; (iii) the Lenders, as defined in the Credit Agreement, signatory hereto; and (iv) NATIONAL CITY BANK, as Global Agent, as defined in the Credit Agreement.

RECITALS:

A. The Company has entered into the Credit Agreement, dated as of April 4, 2006 (as amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), with the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto (herein, together with their respective successors and assigns, collectively, the “Lenders”), National City Bank, as the Global Agent, joint lead arranger, joint bookrunner, Swing Line Lender and LC Issuer, UBS Securities LLC, as joint lead arranger, joint bookrunner and Syndication Agent, and KeyBank National Association, JPMorgan Chase Bank, N.A., and LaSalle Bank National Association, as Co-Documentation Agents.

B. The Company has requested the Global Agent and the Term Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.

C. The Global Agent and the Lenders signatory hereto are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Amendment. Section 2.16(b) of the Credit Agreement is hereby amended and restated as follows:

(b) Scheduled Repayments of Term Loans. The principal amount of the Term Loans outstanding shall be payable by the Company in equal quarterly installments each in an amount equal to 0.25% times the aggregate principal amount of all Term Loans outstanding on the second anniversary of the Closing Date, commencing on June 30, 2008 and continuing on the last day of each September, December, March and June thereafter, provided that the payment due on the Term Loan Maturity Date shall in any event be in the amount of the entire remaining principal amount of the outstanding Term Loans (each such repayment, as the same may be reduced by reason of the application of prepayments pursuant to Section 2.16(c), a “Scheduled Repayment”).

Section 3. Effectiveness. The amendments set forth above shall become effective as of the date hereof, if on or before the date hereof, this Amendment shall have been executed by the Company, the Subsidiary Guarantors, the Term Lenders and the Global Agent, and counterparts hereof as so executed shall have been delivered to the Global Agent.

Upon the satisfaction of the foregoing condition precedent, this Amendment shall be binding upon and inure to the benefit of the Company, each Lender and the Global Agent and their respective permitted successors and assigns. After this Amendment becomes effective, the Global Agent shall furnish a copy of this Amendment to each Lender and the Company.

Section 4. Miscellaneous.

4.1 Representations and Warranties.

(a) Each Credit Party, by signing below, hereby represents and warrants to the Global Agent and the Lenders that:

(i) such Credit Party has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Credit Party have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the Organizational Documents of such Credit Party or any law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v) upon the execution and delivery of this Amendment by such Credit Party, this Amendment shall constitute a valid and binding obligation of such Credit Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) The Company, by signing below, hereby represents and warrants to the Global Agent and the Lenders that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

4.2 Waiver of Claims. Each Credit Party hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Credit Party is aware arising out of or relating to the Credit Agreement and/or the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

4.3 Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Global Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Global Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Global Agent, the Collateral Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

4.4 Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

4.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.6 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.7 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.8 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

AMERICAN GREETINGS CORPORATION

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

AGC, INC.
A.G.C. INVESTMENTS, INC.
A.G. EUROPE, INC.
A.G. INDUSTRIES, INC.
A.G. (UK), INC.
CARLTON CARDS RETAIL, INC.
CLOUDCO, INC.
CREATACARD, INC.
CREATACARD INTERNATIONAL LEASING, INC.
CUSTOM HOLDINGS, INC.
JOHN SANDS (AUSTRALIA) LTD.
JOHN SANDS (N.Z.) LTD.
JOHN SANDS HOLDING CORP.
MEMPHIS PROPERTY CORPORATION PLUS MARK, INC.
QUALITY GREETING CARD DISTRIBUTING COMPANY, INC.
THOSE CHARACTERS FROM CLEVELAND, INC.

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

AGCM, INC.
AG.COM, INC.
EGREETINGS NETWORK, INC.
MIDIRINGTONES, LLC
AG INTERACTIVE, INC.

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

AGC HOLDINGS, INC.

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

NATIONAL CITY BANK,
as the Global Agent, the Collateral Agent, the Swing Line Lender, a LC Issuer, and a Lender

By:	/s/ Robert S. Coleman
Name: Robert S. Coleman
Title: Senior Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Northern Trust Company

By:	/s/ Jeffrey P. Sullivan
Name: Jeffrey P. Sullivan
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	North Fork Business Capital Corporation

	By:	/s/ Perry Vavoules
Name: Perry Vavoules
Title: Executive Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	HSBC Bank USA National Association

	By:	/s/ Robert J. McArdle
Name: Robert J. McArdle
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	PNC Bank, National Association

	By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Managing Director

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Scotiabnac Inc.

	By:	/s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Keybank National Association

	By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	MetLife Bank, National Association

	By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Director

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Light Point CLO 2004-1, Ltd.

	By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Director

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LaSalle Bank National Association

	By:	/s/ John D. Barrett
Name: John D. Barrett
Title: Senior Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	DZ Bank AG

	By:	/s/ Paul Fitzpatrick
Name: Paul Fitzpatrick
Title: Vice President

	By:	/s/ James Kyprios
Name: James Kyprios
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	ACA CLO 2006 – 1 Limited

	By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of New York

	By:	/s/ Kenneth R. McDonnell
Name: Kenneth R. McDonnell
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	U.S. Bank National Association

	By:	/s/ Barry P. Litwin
Name: Barry P. Litwin
Title: Senior Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Erste Bank

	By:	/s/ Paul Judicke
Name: Paul Judicke
Title: Director

	By:	/s/ Bryan J. Lynch
Name: Bryan J. Lynch
Title: First Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Eaton Vance Institution Senior Loan Fund by: Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Grayson & Co. by: Boston Management And Research As Investment Advisor

	By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	UBS AG, Stamford Branch

	By:	/s/ Douglas Gervaillo
Name: Douglas Gervaillo
Title: Associate Director, Banking Products Services, US

	By:	/s/ Toba Lumbantobing
Name: Toba Lumbantobing
Title: Associate Director, Banking Products Services, US

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Governor & Company of the Bank of Ireland

	By:	/s/ Mary Gaffney
Name: Mary Gaffney
Title: Authorized Signatory

	By:	/s/ Noelle McGrath
Name: Noelle McGrath
Title: Authorized Signatory

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch

	By:	/s/ Masakazu Sato
Name: Masakazu Sato
Title: Deputy General Manager

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	PB Capital Corporation

	By:	/s/ Ronni J. Leopold
Name: Ronnie J. Leopold
Title: Vice President

	By:	/s/ Kevin M. Higgins
Name: Kevin M. Higgins
Title: Assistant Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture CDO 2002, Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture II CDO 2002, Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture III CDO Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture V CDO Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture VI CDO Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture VII CDO Limited By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Vista Leveraged Income Fund By its investment advisor, MJX Asset Management LLC

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture VIII Warehouse

	By:	/s/ Atha Baugh
Name: Atha Baugh
Title:

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Mizuho Corporate Bank, Ltd.

	By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Sumitomo Trust and Banking Co., Ltd., New York Branch

	By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Black Rock Floating Rate Income Strategies Fund, Inc.

	By:	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	BLF Warehouse I, Ltd.

	By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Senor Portfolio Manager

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Bayerische Hypo-und Vereinsbank AG New York Branch

	By:	/s/ Ken Hamilton /s/ Richard Cordover
Name: Ken Hamilton Richard Cordover
Title: Director Director

Signature Page

to

Amendment No. 3 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Cape Breton Loan Fund

	By:	/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory